KBS REIT II Distribution & Revaluation September 23, 2014

Forward-Looking Statements The information contained herein should be read in conjunction with, and is qualified by, the information in KBS Real Estate Investment Trust II’s (“KBS REIT II”) Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Commission Exchange (the “SEC”) on March 7, 2014 (the “Annual Report”), and in KBS REIT II’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 (the “Quarterly Report”), filed with the SEC on August 6, 2014, including the “Risk Factors” contained in each filing. For a full description of the limitations, methodologies and assumptions used to value KBS REIT II’s assets and liabilities in connection with the calculation of KBS REIT II’s estimated value per share, see KBS REIT II’s Current Report on Form 8-K, filed with the SEC on September 23, 2014. Forward-Looking Statements Certain statements contained herein may be deemed to be forward-looking statements within the meaning of the Federal Private Securities Litigation Reform Act of 1995. KBS REIT II intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include statements regarding the intent, belief or current expectations of KBS REIT II and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Further, forward-looking statements speak only as of the date they are made, and KBS REIT II undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Actual results may differ materially from those contemplated by such forward-looking statements. The appraisal methodology for KBS REIT II’s appraised real estate properties assumes the properties realize the projected cash flows and expected exit cap rates and that investors would be willing to invest in such properties at yields equal to the expected discount rates. Though the valuation estimates used in calculating the estimated value per share are CBRE’s best estimates as of June 30, 2014, or KBS REIT II’s and/or the Advisor’s best estimates as of September 22, 2014, KBS REIT II can give no assurance in this regard. These statements also depend on factors such as: future economic, competitive and market conditions; KBS REIT II’s ability to maintain occupancy levels and lease rates at its real estate properties; the borrowers under KBS REIT II’s loan investments continuing to make required payments under the loan documents; the ability of certain borrowers to maintain occupancy levels and lease rates at the properties securing KBS REIT II’s real estate-related investments; KBS REIT II having sufficient cash flow from various sources, including the disposition of some of its assets, to make anticipated future distributions; and other risks identified in Part I, Item IA of KBS REIT II’s Annual Report and in Part II, Item 1A of KBS REIT II’s Quarterly Report, both filed with the SEC. Actual events may cause the value and returns on KBS REIT II’s investments to be less than that used for purposes of KBS REIT II’s estimated value per share. 2

KBS REIT II Recap 2008 – 2010 KBS Commitment 1. Defensive Investment Strategy: Real Properties & Debt Hybrid 2. Capital Preservation 3. Safe, Sustainable Distribution  $8.50/share of total distributions paid from August 2008 through September 20141 1. Targeted 4-7 Year Hold Period for Core Properties 2. Strategic Asset Sales KBS REIT II Results 1. Equity Raised: $1.8 billion 2. Invested: $3.3 billion  Real Properties: $2.8 billion  Loans: $0.5 billion 3. September 22, 2014 Estimated Value Per Share after $4.50 Special Distribution:2 $6.05 4. 2014 Targeted Single Asset Sales  $1.4 billion closed as of September 22, 2014 1 See page 13 for further discussion of KBS REIT II’s distribution history. 2 For more information relating to KBS REIT II’s September 22, 2014 estimated value per share and a full description of the limitations, methodologies and assumptions used to value KBS REIT II’s assets and liabilities in connection with the calculation of the estimated value per share, see KBS REIT II’s Current Report on Form 8-K filed with the SEC on September 23, 2014. 3

Disposition History Asset Acq. Date Purchase Price Cost Basis1 Sale Date Net Sale Price SOLD as of September 22, 2014 Mountain View Corp. Center 7/30/2008 $30,000,000 $33,316,000 5/15/2014 $25,417,0002 Plano Business Park 3/15/2010 $16,750,000 $18,229,000 6/16/2014 $23,297,000 Dallas Cowboys Dist. Center 7/8/2010 $19,000,000 $19,273,000 6/11/2014 $22,250,000 300 North LaSalle 7/29/2010 $655,000,000 $663,847,000 7/7/2014 $849,604,000 Torrey Reserve West 9/9/2010 $27,300,000 $29,489,000 7/10/2014 $39,150,000 601 Tower at Carlson Center 2/3/2011 $54,403,000 $60,405,000 6/11/2014 $74,946,000 Two Westlake Park 2/25/2011 $80,500,000 $94,759,000 7/25/2014 $119,899,000 CityPlace Tower 4/6/2011 $126,500,000 $130,996,000 8/21/2014 $149,878,000 Metropolitan Center 12/16/2011 $104,900,000 $108,075,000 6/27/2014 $108,458,000 TOTAL $1,114,353,000 $1,158,389,000 $1,412,899,000 1Includes acquisition price, acquisition costs, capital expenditures and leasing commissions. 2 Equal to gross sale price of $27,000,000 less a concession of $1,583,000. 4

Asset Acquisition/Origination Date Sale/Payoff Date Cost Basis1 Net Sales or Repayment Proceeds LOANS SOLD/REPAID as of September 22, 2014 Northern Trust A & B Notes 12/31/08 & 6/27/12 6/27/12 $60,172,000 $84,932,000 One Liberty Plaza 2/11/09 10/11/13 $67,461,000 $113,091,000 Tuscan Inn 1/21/10 2/7/14 $19,799,000 $20,200,000 Chase Tower 1/25/10 2/14/14 $59,221,000 $64,117,000 Pappas Commerce 4/05/10 6/9/14 $32,673,000 $32,673,000 One Kendall Square 11/22/10 12/4/13 $88,997,000 $87,500,000 TOTAL $328,323,000 $402,513,000 Disposition History 5 1Includes acquisition/origination price, acquisition/origination costs, and any subsequent loan advances.

300 North LaSalle – Chicago • Acquired by KBS REIT II on July 29, 2010, for $655 million • Sold for $850 million • 60-story Class A trophy office tower • 1.3 million rentable square feet • 1.2-acre site in the desirable River North section of the Chicago Central Business District • Pre-certified at the Platinum level in the LEED Core & Shell program Basis in Property: $663,846,840 Gross Gain on Basis: $186,153,160 Net Gain on Basis $167,686,596 Net Gain on Basis Per Share: $0.88 Leveraged IRR (before fees and load)1 20.0% Leveraged IRR (after fees and load)2 13.8% Total Property Return (after fees and load)3 58.3% 6 1Represents a property level return including the impact of interest expense and excluding the impact of asset management fees, acquisition/disposition fees, and offering costs, and also excluding the impact of corporate level items such as general and administrative expenses, other corporate level costs and uninvested cash that impact the overall REIT level returns to stockholders. 2Represents a property level return, including the impact of interest expense, asset management fees, acquisition/disposition fees, and offering costs, and excluding the impact of corporate level items such as general and administrative expenses, other corporate level costs and uninvested cash that impact the overall REIT level returns to stockholders. 3Total property return is calculated based on the property's total operating cash flow less interest expense, asset management fees, acquisition/disposition fees, and offering costs over the hold period of the property, plus the net gain on sale of the property, divided by the average equity in the property over the hold period, which includes the initial equity required at acquisition, subsequent capital expenditures, leasing commissions, and offering costs.

Special Distribution Aggregate Special Distribution Amount: $ 4.50 Special Distribution Payment Date: September 23, 2014 Payable to: Stockholders of record as of September 15, 2014 Paid according to current stockholder instructions for distributions This special distribution was funded from the proceeds from the dispositions of real estate properties between May 2014 and August 2014, as well as cash on hand resulting primarily from the repayment or sale of real estate loans during 2013 and 2014. 7

This special distribution will be included in each stockholder's Form 1099 for the year ending December 31, 2014, along with all other distributions made during the year. While KBS REIT II does not have sufficient information to calculate the exact characterization of this special distribution, the REIT currently estimates that this special distribution will consist of:1 • Approximately $1.15 to $1.25 of long-term capital gains • Approximately $0.45 to $0.55 of depreciation recapture • The remainder will be treated as a return of capital Special Distribution 1The total distributions for all of 2014 and the total taxable income for all of 2014 will impact the determination of the final amount of ordinary income and return of capital that will be reported on each stockholder's Form 1099 for 2014. So while a portion of the special distribution would be characterized as a return of capital on a stand-alone basis, the total return of capital amount for 2014 will likely differ significantly. Each stockholder is urged to consult his or her tax advisor regarding the tax consequences of KBS REIT II’s distributions in light of his or her particular investment or tax circumstances. 8

Change in Estimated Value Per Share December 2013 estimated value per share $ 10.29 Real estate Properties held as of both periods 0.11 Properties sold through 9/22/2014 0.26 Capital expenditures on real estate (0.10) Subtotal - Real Estate 0.27 Real estate loans receivable 0.01 Operating cash flows in excess of monthly distributions declared 0.05 Notes payable (primarily due to prepayment costs and payment timing) (0.06) Share price discount on dividend reinvestment plan shares, net of redemptions 2 (0.01) Total change in estimated value per share $ 0.26 September 2014 estimated value per share prior to September 23, 2014 special distribution payment $ 10.55 Special distribution paid on September 23, 20143 (4.50) September 2014 estimated value per share $ 6.05 On September 22, 2014, KBS REIT II’s Board approved an estimated value per share of $6.05.1 The following is a summary of the estimated value per share changes within each asset and liability group. Valuation Information 9 1Based on the estimated value of KBS REIT II’s assets less the estimated value of KBS REIT II’s liabilities, divided by the number of shares outstanding, all as of June 30, 2014, as adjusted for the impact of the September 23, 2014 special distribution payment. 2KBS REIT II terminated its dividend reinvestment plan effective May 29, 2014. Shares sold under KBS REIT II’s dividend reinvestment plan were sold at a price equal to 95% of the most recent estimated value per share. Additionally, shares were redeemed at an average price that is slightly lower than $10.29 in accordance with KBS REIT II’s share redemption program. In general, shares sold under KBS REIT II’s dividend reinvestment plan would result in a decrease to the estimated value per share and shares redeemed pursuant to the share redemption program at a price less than the estimated value per share would result in an increase to the estimated value per share. The activities related to the dividend reinvestment plan and the share redemption program resulted in a net decrease of $0.01 to the estimated value per share. 3 On July 8, 2014, August 5, 2014, and August 29, 2014, KBS REIT II’s board of directors declared special distributions in the amounts of $3.75, $0.30, and $0.45 per share of common stock, respectively, each payable to stockholders of record as of the close of business on September 15, 2014. KBS REIT II paid these special distributions, for an aggregate amount of $4.50 per share of common stock, on September 23, 2014. These special distributions were funded from KBS REIT II’s proceeds from the disposition of nine real estate properties between May 2014 and August 2014 as well as cash on hand resulting from the repayment or sale of real estate loans receivable during 2013 and 2014.

• KBS REIT II followed the IPA Valuation Guidelines, which included independent third-party appraisals of 19 of its properties. Property values for properties held as of September 22, 2014 are equal to their appraised values as of June 30, 2014, and property values for properties sold from July 1, 2014 to September 22, 2014 are equal to the actual sales price less disposition costs and fees. • Real estate-related investments, cash, other assets, mortgage debt and other liabilities were valued by the Advisor, similar to prior years. The estimated values of the real estate-related investments and mortgage debt are equal to the GAAP fair values as disclosed in the footnotes to KBS REIT II’s 10-Q for the period ended June 30, 2014. • The estimated values of cash and a majority of other assets and other liabilities are equal to their carrying values which will approximate their fair values due to their short maturities or liquid nature. • The estimated value of KBS REIT II’s assets less the estimated value of KBS REIT II’s liabilities was then divided by the number of shares outstanding as of June 30, 2014 to arrive at the estimated value per share, as adjusted for the impact of the September 23, 2014 special distribution payment. Valuation Information 10 Third Party Valuation

• Valuation History – Offering Price $10.00 – December 20111 $10.11 – December 20122 $10.29 – December 20133 $10.29 – September 20144 (after deducting special distribution of $4.50 from $10.55) $6.05 • Dividend Reinvestment Plan discontinued effective May 29, 2014 • Share Redemption Program no longer available for ordinary redemptions as of June 18, 2014 11 1Data as of 9/30/11. See KBS REIT II’s Current Report on Form 8-K filed with the SEC on December 21, 2011. 2Data as of 9/30/12. See KBS REIT II’s Current Report on Form 8-K filed with the SEC on December 19, 2012. 3Data as of 9/30/13, with the exception of real estate appraised as of November 30, 2013. See KBS REIT II’s Current Report on Form 8-K filed with the SEC on December 19, 2013. 4 Data as of 6/30/14. See KBS REIT II’s Current Report on Form 8-K filed with the SEC on September 23, 2014. Valuation Information

Portfolio Overview Portfolio Summary for September 2014 Estimated Value Per Share1 Assets: $3.443 Billion – Real Estate2 • 23 Assets • $3.020 Billion (88%) – Loan Investments • 2 Assets • $73.8 Million (2%) – Other Assets3 • $349.6 Million (10%) Liabilities: $1.430 Billion – Loans Payable: $1.377 Billion – Other Liabilities4: $53 Million Net Equity at Estimated Value Before Special Distribution: $2.013 Billion Net Equity at Estimated Value After Special Distribution: $1.155 Billion Estimated Value Per Share Prior to Sept. 23, 2014 Special Distribution: $10.55 Estimated Value Per Share After Sept. 23, 2014 Special Distribution: $6.05 Occupancy: 91%5 12 1Values as of June 30, 2014, with the exception of real estate sold from July 1, 2014 to September 22, 2014. 2 Consists of the following: $1.887 billion related to 19 properties held by KBS REIT II as of September 22, 2014, and $1.133 billion related to four properties sold subsequent to June 30, 2014 and prior to September 22, 2014. The dispositions of properties subsequent to June 30, 2014 did not have an effect on KBS REIT II's estimated value per share shown above. The proceeds from these dispositions were used to fund a portion of the special distribution paid on September 23, 2014. 3Includes cash and cash equivalents, restricted cash, marketable securities, rents and other receivables and prepaid expenses. 4Includes accounts payable, accrued liabilities, distributions payable, security deposits, prepaid rent and interest rate swap liability. 5As of June 30, 2014 for real estate portfolio held for investment.

History of Distribution Payments $8.50/share of total distributions paid from August 2008 through September 2014 – August 2008 – September 2014 (74 Monthly Payments) • $0.20/share distributions, on an annualized basis, for record dates from July 16, 2008 to August 15, 2008 • $0.65/share distributions, on an annualized basis, for record dates from August 16, 2008 through August 31, 2014 – February 2013 (1 Payment) • $0.05416667/share special 13th distribution funded from 2012 MFFO in excess of 2012 distributions declared – September 2014 (1 Payment) • $4.50/share special distribution funded from the proceeds from the dispositions of real estate properties between May 2014 and August 2014, as well as cash on hand resulting primarily from the repayment or sale of real estate loans Ongoing Distribution Payments − Monthly Distributions - KBS REIT II declared a September distribution in the amount of $0.03277397 per share of common stock to stockholders of record as of the close of business on September 26, 2014 and an October distribution in the amount of $0.03386644 per share of common stock to stockholders of record as of the close of business on October 29, 2014. Such monthly distribution amount, when converted to a daily distribution amount and then annualized, would equal a 6.59% annualized rate based on the September 2014 estimated value per share of $6.05, or a 7.25% annualized rate based on a purchase price of $10.00 per share in KBS REIT II’s now terminated primary initial public offering less the $4.50 special distribution paid in September 2014. However, see slide 8 for information related to the tax treatment of the special distribution. 13 Distribution Information

14 Stockholder Performance KBS REIT II is providing this estimated value per share to assist broker-dealers that participated in its initial public offering in meeting their FINRA customer account statement reporting obligations. The valuation was performed in accordance with the provisions of and also to comply with IPA valuation guidelines. As with any valuation methodology, the methodologies used are based upon a number of estimates and assumptions that may not be accurate or complete. Different parties with different assumptions and estimates could derive a different estimated value per share. KBS REIT II can give no assurance that: • a stockholder would be able to resell his or her shares at this estimated value; • a stockholder would ultimately realize distributions per share equal to KBS REIT II’s estimated value per share upon liquidation of KBS REIT II’s assets and settlement of its liabilities or a sale of KBS REIT II; • KBS REIT II’s shares of common stock would trade at the estimated value per share on a national securities exchange; • an independent third-party appraiser or other third-party valuation firm would agree with KBS REIT II’s estimated value per share; or • the methodology used to calculate KBS REIT II’s estimated value per share would be acceptable to FINRA or for compliance with ERISA reporting requirements. Further, the estimated value per share as of September 22, 2014 is based on the estimated value of KBS REIT II’s assets less the estimated value of KBS REIT II’s liabilities divided by the number of shares outstanding, as of June 30, 2014, adjusted for the impact of special distributions declared subsequent to June 30, 2014 and paid on September 23, 2014. The value of KBS REIT II’s shares will fluctuate over time in response to developments related to individual assets in KBS REIT II’s portfolio and the management of those assets and in response to the real estate and finance markets. The estimated value per share does not reflect a discount for the fact that KBS REIT II is externally managed, nor does it reflect a real estate portfolio premium/discount versus the sum of the individual property values. The estimated value per share does not take into account estimated disposition costs and fees for real estate properties that are not held for sale, debt prepayment penalties or swap breakage fees that could apply upon the prepayment of certain of KBS REIT II’s debt obligations or termination of related swap agreements or the impact of restrictions on the assumption of debt. KBS REIT II currently expects to utilize the Advisor and/or an independent valuation firm to update the estimated value per share in December 2014, in accordance with the recommended IPA guidelines, but is not required to update the estimated value per share more frequently than every 18 months.

15 $6.05 $8.50 $14.55 Hypothetical Performance of Early and Late Investors $10.00 Share Price, All Distributions Received in Cash Estimated Value Per Share As of September 22, 2014 Cumulative Cash Distributions Received Sum of Estimated Value Per Share as of September 22, 2014 and Cumulative Cash Distributions Received Late Investor: Invested at Close of Public Offering (December 31, 2010) Early Investor: Invested at Escrow Break (June 24, 2008) $6.05 $6.94 $12.99 The last column above would increase by $1.38 to $15.93 for early DRIP investors and $0.54 to $13.53 for late DRIP investors.1 Stockholder Performance 1Values per share are based on number of shares originally purchased, and assume full participation in dividend reinvestment plan for life of investment and no share redemptions.

16 • Continue to strategically sell assets in its portfolio • Return stockholder equity in the form of additional distributions • Announce new estimated value per share in December 2014 KBS REIT II Goals